VALIC COMPANY I

Supplement to the Summary Prospectus dated October 1, 2010

International Growth I Fund. Effective August 31, 2011, the section of the Fund Summary titled “Investment Adviser” is amended to reflect that Barrett K. Sides of Invesco Advisers, Inc. (“Invesco”) will retire as a portfolio manager of the Fund. Clas G. Olsson, currently a portfolio manager of the Fund, will assume lead portfolio manager responsibilities for Invesco. Additionally, Mark Jason, a portfolio manager with Invesco, will become a portfolio manager of the Fund. Effective August 31, 2011, the “Portfolio Managers” table with respect to Invesco is deleted and replaced with the following:

Name	Portfolio Manager of the Fund Since	Title
Invesco
Clas G. Olsson	2005	Portfolio Manager (lead manager)
Mark Jason	2011	Portfolio Manager
Jason T. Holzer	2005	Portfolio Manager
Shuxin (Steve) Cao	2005	Portfolio Manager
Matthew W. Dennis	2005	Portfolio Manager

There are no changes with respect to the other sub-advisers American Century Investment Management, Inc., or Massachusetts Financial Services Company.

Date:   July 25, 2011